UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2006

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 12, 2006, Hexion Specialty Chemicals announced tender offers and consent solicitations for its second-priority senior secured floating rate notes due 2010 and its 9% second-priority senior secured notes due 2014. A copy of the news release is furnished as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99	News Release dated October 12, 2006 titled, “Hexion Specialty Chemicals, Inc. Announces Tender Offers and Consent Solicitations for its Second-Priority Senior Secured Floating Rate Notes Due 2010 and its 9% Second –Priority Senior Secured Notes Due 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: October 12, 2006

	By:	William H. Carter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	News Release dated October 12, 2006 titled, “Hexion Specialty Chemicals, Inc. Announces Tender Offers and Consent Solicitations for its Second-Priority Senior Secured Floating Rate Notes Due 2010 and its 9% Second –Priority Senior Secured Notes Due 2014.